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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
       Date of Report (Date of earliest event reported): January 28, 2004
                                                         ----------------


                          BERKSHIRE HILLS BANCORP, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                      1-15781                 04-3510455
      --------                      ---------               ----------
(State or other jurisdiction of     (Commission             (IRS Employer
incorporation)                      File Number)            Identification No.)

                24 North Street, Pittsfield, Massachusetts 01201
                ------------------------------------------------
                    (Address of principal executive offices)

                                 (413) 443-5601
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)







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ITEM 7.    FINANCIAL STATEMENTS AND OTHER EXHIBITS
           ---------------------------------------

      Exhibit 99.1      Press Release Dated January 28, 2004

ITEM 12.   RESULTS OF OPERATION AND FINANCIAL CONDITION
           --------------------------------------------

      On January 28, 2004, Berkshire Hills Bancorp, Inc. announced: (1) its financial results for the quarter and year ended December 31, 2003; (2) earnings guidance for the 2004 fiscal year; (3) the declaration of a quarterly dividend of $0.12 per share; and (4) that its 2004 annual meeting of stockholders would be held on May 6, 2004. The press release containing these announcements is filed as Exhibit 99.1 and incorporated herein by reference.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        BERKSHIRE HILLS BANCORP, INC.


Dated: January 28, 2004                 By:/s/ Wayne F. Patenaude
                                           -------------------------------------
                                           Wayne F. Patenaude
                                           Senior Vice President and
                                              Chief Financial Officer